WESTMARK MORTGAGE CORPORATION
                   SECURITY AND COLLATERAL AGENCY AGREEMENT


        This Security and Collateral Agency Agreement (the "Agreement") dated as of April 7, 1997 by and between Westmark Mortgage Corporation, a California corporation with its mailing address at 355 NE 5th Avenue, Suite 4, Delray Beach, Florida 33483 (the "Company"), Household Financial Services, Inc., a Delaware corporation with its mailing address at 2700 Sanders Road, Prospect Heights, Illinois 60070 as secured party hereunder (the "Lender"), and First Union Bank of North Carolina, N.A., a national banking association with its mailing address at One First Union Center, TW-6, Charlotte, NC 28288-1066, acting as custodian and agent hereunder for the Lender (said First Union Bank of North Carolina, N.A. acting as such agent hereunder and any successor or successors to said bank in such capacity being hereinafter referred to as the "Collateral Agent");

                              WITNESSETH THAT:

        WHEREAS, the Company and the Lender have entered into a Credit Agreement dated as of April 7, 1997 (such Credit Agreement as the same may from time to time be amended or restated from time to time being hereinafter referred to as the "Credit Agreement") between the Company and the Lender pursuant to which the Lender has agreed, subject to certain terms and conditions, to extend credit to the Company; and

        WHEREAS, as a condition precedent to entering into the Credit Agreement, the Lender has required, among other things, that the Company grant to the Lender, a lien on and security interest in certain personal property of the Company as collateral security for such credit facilities and related obligations, and that the Collateral Agent act as agent, bailee and custodian for the benefit of the Lender, in each case pursuant to this Agreement and various other instruments and documents;

        Now, THEREFORE, for and in consideration of the execution and delivery by the Lender of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Terms defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

        2. Appointment of Collateral Agent. The Lender hereby appoints the Collateral Agent to act as agent, bailee and custodian for the exclusive benefit of the Lender with respect to the Collateral (as hereinafter defined). The Collateral Agent hereby accepts such appointment and agrees to maintain and hold all Collateral at any time delivered to it as agent, bailee and custodian for the exclusive benefit of the Lender. The Collateral Agent acknowledges and agrees that the Collateral Agent is acting and will act with respect to the Collateral for the exclusive benefit of the Lender and is not and shall not at any time in the future be, subject with respect to the Collateral, in any manner whatsoever, to the direction or control of the Company except as expressly permitted hereunder. The Collateral Agent agrees to act in accordance with this Agreement and in accordance with any instructions properly delivered pursuant hereto. Under no circumstances shall the Collateral Agent deliver possession of the Collateral to the Company except in accordance with the express terms of this Agreement or otherwise upon the written instruction of the Lender.

       3.      Grant of Security Interest in the Collateral.

               (a) The Company hereby grants to the Lender a security interest in, and acknowledges and agrees that the Lender has and shaal continue to have a continuing security interest in, any and all right, title and interest of the Company, whether now existing or hereafter acquired or arising, in and to:

                   (i) Mortgage Loans. Mortgage Loans, whether now existing or hereafter arising and however evidenced or acquired, in which the Company now has or hereafter acquires any rights and for which the promissory notes evidencing the same shall, from time to time, be either identified by the Company for inclusion in the Borrowing Base or in the possession of the Collateral Agent (or an agent or bailee acting on behalf of the Lender or Collateral Agent) (the term "Mortgage Loans" means and includes any loans made or acquired by the Company secured by real estate including without limitation
(i) all promissory notes, mortgages, deeds of trust or other security documents,
(ii) all guaranties and insurance policies, including without limitation, all mortgage and title insurance policies and (iii) all right, title and interest of the owner of such loan in any interest in any kind of property or asset relating thereto whether real, personal or mixed, or tangible or intangible;

                   (ii) Take-Out Commitments. All rights (but not obligations) of the Company under all Take-Out Commitments, now existing or hereafter arising, covering any Mortgage Loans, all rights to deliver Mortgage Loans, to purchasers or permanent investors pursuant thereto and all proceeds resulting from the disposition of such Mortgage Loans, pursuant thereto (the term "Take-Out Commitment" means with respect to any Mortgage Loan: (a) a commitment issued in favor of and held by the Company made by another party under which said party agrees to purchase such loan or (b) an underwriting agreement with a third party);

                   (iii) Servicing Rights. All now existing or hereafter arising rights to service, administer and/or collect Mortgage Loans (unless any such assignment shall be prohibited) and all rights to the payment of money on account of such servicing, administration and/or collection activities;

                   (iv) Receivables. Receivables, whether now existing or hereafter arising, and however evidenced or acquired, in which the Company now has or hereafter acquires any rights which constitute or relate to any of the other Collateral herein described (the term "Receivables" means and includes accounts, accounts receivable, contract rights, instruments, notes, drafts, acceptances, documents, chattel paper, any right of the Company to payment for services rendered, and whether or not earned by performance, and all other forms of obligations owing to the Company, and general intangibles, all forms of obligations at any time owing to or held or acquired by the Company and all of the Company's rights and claims with respect to such obligations (including its rights to receive payments on such obligations, all rights of the Company under any arrangements authorizing the Company to draw checks or drafts on the bank account of the obligor in respect of a Mortgage Loan, all rights of the Company under any other automatic payment plan entered into by the obligor in respect of a Mortgage Loan, its rights to all collateral and other security therefor [including, without limitation, rights to all insurance of the foregoing as well as rights to any repossessed goods or real property] and its rights under all guaranties thereof);

                   (v) Dealer Claims. All rights and claims of the Company, whether now existing or hereafter arising, against dealers or others from whom it acquires Mortgage Loans or liens or security interests in Mortgage Loans (individually a "Dealer" and collectively "Dealers"), including, without limitation, all payments (whether in cash or property), and rights to receive payments or retain sums of money on account of or for Mortgage Loans returned, charged back to or repurchased by the parties from whom the Company has acquired Mortgage Loans or liens or security interests in Mortgage Loans, including rights under letters of credit furnished to support rights and claims against dealers (the foregoing being collectively referred to as the "Dealer Claims");

                   (vi) Indemnification Claims. All rights and claims of the Company, whether now existing or hereinafter arising, against title companies or other closing agents (collectively the "Closing Agents" and individually, a "Closing Agent") under any and all agreements or arrangements between the Company and a Closing Agent in connection with the closing and funding of Mortgage Loans, (collectively, the "Indemnification Agreements"), including without limitation, all payments and rights to receive payments or other property thereunder;

                   (vii) Records and Cabinets. Supporting evidence and documents relating to any of the above described property and agreements or arrangements for the processing or collection thereof, including without limitation, computer programs, disks, tapes and related electronic data processing media, together with rights of the Company to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers, tapes and discs and cabinets in or on which the same are reflected or maintained, all whether now existing or hereafter arising (the "Records and Cabinets");

                   (viii) Remittance Account and Funding Account.
The Remittance Account (as defined in Section 9(c) hereof) and all deposit accounts of, or for the benefit of, the Company or any Closing Agent and all sums now or hereafter on deposit therein, into which proceeds of loans made by the Lender to the Company are deposited.

                   (ix) Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising;

all of the foregoing being herein sometimes referred to as the "Collateral" and the Mortgage Loans are sometimes hereinafter collectively referred to as "Pledged Loans".

         (b) This Agreement is made and given to secure, and shall secure, the prompt payment or performance in full when due, whether by lapse of time, acceleration or otherwise, of (i) all indebtedness, obligations and liabilities of the Company under or in connection with or evidenced by (x) the Credit Agreement or (y) the Notes from time to time issued by the Company thereunder or
(z) this Agreement or any other Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) all expenses and charges, legal and otherwise, incurred by the Collateral Agent or the Lender in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting any security therefor, including, without limitation, the security afforded hereunder (all of such indebtedness, obligations, liabilities, expenses and charges identified in the immediately foregoing clauses (i) and (ii) being hereinafter referred to as the "Secured Obligations").

        4. Delivery of Collateral. (a) From time to time, the Company shall deliver the Collateral or cause the Collateral to be delivered to the Collateral Agent hereunder. Delivery of the Collateral consisting of Mortgage Loans shall be effected by delivery of the Required Documents therefor. The Collateral Agent's responsibility to review such Collateral is limited to the review steps set forth on Exhibit A hereto, said review to be completed within five (5) Business Days from receipt by the Collateral Agent of such Collateral. All Collateral at any time delivered to the Collateral Agent hereunder shall be held by the Collateral Agent in a fire resistant vault or other suitable depositary maintained and controlled solely by the Collateral Agent, conspicuously marked to show the interest of the Lender therein and not commingled with any other assets or property of, or held by, the Collateral Agent.

         (b) Unless and until notified to do otherwise by the Collateral Agent, all promissory notes, mortgages, deeds of trust or other documents evidencing or relating to Underlying Mortgage Loans shall be held by the Company subject to the security interest of the Collateral Agent therein solely as custodian, bailee and agent for and on behalf of the Collateral Agent and the Secured Parties subject to the instructions of the Collateral Agent and upon being requested to do so, the Company shall deliver all such promissory notes, mortgages, deeds of trust and other documents to the Collateral Agent together with such endorsements, assignments and other instruments and documents as the Collateral Agent may request.

       5. Collateral Agent's Review of Collateral. Each delivery of Mortgage Loans shall be accompanied by a report of the Company summarizing all pertinent information with respect to such Mortgage Loans. Upon any receipt of Required Documents for any such item of Collateral, the Collateral Agent shall review the same and verify that:

        (a) All Required Documents relating to such item of Collateral appear regular on their face and are in the Collateral Agent's possession; and

        (b) The statements set forth on Exhibit A hereto are accurate and complete in all respects.

        Such verification for Collateral delivered during any period covered by a collateral report referred to in Section 11(b) below shall be set forth in such report. If the Collateral Agent notes any exception in the review described in subsections (a) or (b) above or questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, the Collateral Agent shall so note in its next collateral report delivered to the Lender. In the event that the Company has been required to deliver the Additional Required Documents with respect to any Pledged Loan, the Collateral Agent shall review and verify such Additional Required Documents consistent with the obligations of the Collateral Agent above.

       6. Borrowing Base Conformity; Mark-to-Market Requirement. (a) In support of its obligation to repay the Secured Obligations, the Company shall cause to be maintained with the Collateral Agent a Borrowing Base consisting of Eligible Mortgage Loans.

       (b) In the event on any day the outstanding principal balance of Loans under the Credit Agreement ("Aggregate Credit Exposure") exceeds the- Borrowing Base, as determined by the Collateral Agent at the request of the Lender in the course of making a Determination of Availability pursuant to Section 7 below, the Collateral Agent shall promptly so notify the Lender which shall promptly so notify the Company and the Company shall immediately pay to the Lender the full amount of such excess.

       7. Determination of Availability; Calculation Assumptions. (a) Upon the request of the Lender on any Business Day upon which the Company has delivered to the Lender a request for a Borrowing under the Credit Agreement ("Borrowing Request"), the Collateral Agent shalI compute the Borrowing Base and promptly notify the Lender on such date of the dollar amount by which the Borrowing Base exceeds (or is less than) the Aggregate Credit Exposure on such date before effecting the credit extensions and repayments contemplated by such Borrowing Request (a "Determination of Availability").

       (b) In making any Determination of Availability or other calculation involving a determination of the Borrowing Base, the Collateral Agent shall be permitted to rely, without independent investigation of the correctness thereof, on:

               (1) The most recent information supplied by the Lender to the Collateral Agent with respect to Aggregate Credit Exposure outstanding;

               (2) With respect to a determination as to whether or not a Pledged Loan is at any time covered by a Take-Out Commitment, or the outstanding principal balance thereof or the cost or acquisition price therefor, information supplied by the Company to the Collateral Agent on the related Delivery Certificate; and

              (3) With respect to a determination as to whether amounts received in the Remittance Account represent the purchase price paid for a specific Pledged Loan and, consequently, whether such Pledged Loan should be removed from any such calculation, information supplied by the Company to the Collateral Agent in writing.

         8. Allocation of Payments Received. All amounts received by the Collateral Agent (including without limitation all amounts credited to the Remittance Account) prior to the occurrence and continuance of any Event of Default or Default on account of the sale or other disposition of the Collateral shall be remitted and applied as provided in Section 9(c) hereof. Any other amounts which may be received by the Collateral Agent prior to the occurrence and continuance of any Event of Default or Default shall be made available to the Company at the principal office of the Lender in Prospect Heights, Illinois or at such other place designated by the Lender. All amounts of any kind which may be received by the Collateral Agent with respect to the Collateral during the continuance of any Default shall be held by the Collateral Agent for the benefit of the Lender until such Default is cured or waived. Any amounts received or held by the Collateral Agent during the continuance of any Event of Default shall be paid to the Lender and applied in accordance with the Credit Agreement.

         9. Handling of Collateral; Remittance Account. (a) Unless an Event of Default shall have occurred and be continuing, from time to time until otherwise notified by the Required Banks (by telephone, telecopier or otherwise), the Collateral Agent is hereby authorized to release documentation relating to Pledged Loans to the Company against a trust receipt executed by the Company in the form of Exhibit B hereto. The Company and the Collateral Agent will comply with the trust receipt procedures specified on Exhibit C hereto. The Company hereby represents and warrants that any request by the Company for release of Collateral under this Section 9(a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to the Collateral Agent for ultimate sale or exchange and that the Company has requested such release in compliance with all terms and conditions of such release set forth herein and in the Credit Agreement, including, without limitation, the definition of Eligible Mortgage Loan.

         (b) Unless an Event of Default or Default shall have occurred and be continuing, in the event of a proposed sale of Pledged Loans or in connection with the formation of a mortgage pool supporting mortgage backed securities, which in either case will yield net proceeds to the Company in a minimum amount at least equal to the amount by which the Note must be prepaid so that after giving effect to the release of the related Pledged Loans involved in such sale or securitization transaction, the outstanding principal balance of the Notes will not exceed the Borrowing Base as then in effect (the "Release Price") upon delivery by the Company to the Collateral Agent of a shipping request in the form of that attached hereto as Exhibit D (which request shall be delivered to the Collateral Agent no later than 10 days prior to the expected transmittal date contemplated below), the Collateral Agent will transmit Pledged Loans held by it as directed by the Company as follows:

               (1) If the transmittal is of documentation for Pledged Loans in the possession of the Collateral Agent to a third party which has been approved in writing by the Lender, which approval shall not be unreasonably withheld or delayed and which approval must be requested by the Company no later than 30 days prior to such anticipated transmittal in connection with the sale of such Pledged Loans pursuant to a Take-Out Commitment, such transmittal will be under cover of a transmittal letter in the form of that attached hereto as Exhibit E (or such other form as may be approved by the Lender).

               (2) If the transmittal is of documentation for Pledged Loans in connection with the shipment to a custodian or trustee which has been approved in writing by the Required Banks which approval shall not be unreasonably withheld or delayed in connection with the formation of a mortgage pool supporting mortgage-backed securities pursuant to a Take-Out Commitment (any such mortgage-backed security secured or otherwise supported by any such Pledged Loan being referred to herein as a "MBS"), such transmittal will be under cover of a transmittal letter in the form of that attached hereto as Exhibit F (or such other form as may be approved by the Required Banks). The Collateral Agent shall use its best efforts to obtain written acknowledgment of receipt from the addressee of any transmittal letter or other communication sent by the Collateral Agent hereunder.

         (c) All amounts payable on account of the sale of any Pledged Loan or the sale of the MBS related thereto will be instructed to be paid directly by the purchaser to a trust account maintained with Household Bank, N.A. in the name of the Company under sole custody and control of the Lender (the "Remittance Account"). Pursuant to Section 3 above the Company has granted a security interest in and lien upon the Remittance Account and in any and all amounts at any time held therein as collateral security for the Secured Obligations. This Section 9(c) shall constitute notice to the Collateral Agent and Household Bank, N.A. of such security interest pursuant to Section 9302(l)(g) of the Illinois Uniform Commercial Code and any other law or regulation requiring such notice. This Section 9(c) shall further constitute irrevocable notice to the Collateral Agent and Household Bank, N.A. that Remittance Account is a "no access" account to the Company. The Lender shall hold such security interest in and lien upon the accounts referred to in Section 3 above and all funds at any time held therein for the benefit of the Secured Parties with all rights of a secured party under the Illinois Uniform Commercial Code. Unless an Event of Default or Default shall have occurred and be continuing, when final payment of items constituting proceeds of the sales of Pledged Loans or any MBS relating thereto has been received and are acceptable to the Collateral Agent as such, an amount equal to the Release Price therefor shall be transferred to the Lender and applied by the Lender as a prepayment on the Note as set forth in Section 2.5 of the Credit Agreement with the balance of such proceeds to be made available to the Company at the Agent's principal office in Prospect Heights, Illinois. Amounts received after the occurrence and during the continuance of any Event of Default or Default shall be handled in accordance with Sections 8 and 16 hereof.

         (d) Prior to the occurrence of an Event of Default, the Collateral Agent shall take such steps as they may be reasonably directed from time to time by the Company in writing which are not inconsistent with the provisions of this Security Agreement and the Credit Agreement and which the Company deems necessary to enable the Company to perform and comply with Approved Take-Out Commitments.

         (e) As long as no Event of Default has occurred and is continuing and if, but only if, such action is not inconsistent with the express provisions of this Security Agreement and the Credit Agreement and would not create an Event of Default or Default hereunder or thereunder, the Company may engage in the consumer finance mortgage business and, in connection therewith, may: originate, acquire and service Pledged Loans; receive payments on Pledged Loans from the obligors thereon and impounds and fees in connection therewith; retain, use and apply fees and payments made on account of the Pledged Loans by the obligors thereunder; disburse from impound accounts; in the ordinary course of the Company's business, deal with and manage its records, files and other items described in Section 3 above; sell or otherwise dispose of Pledged Loans not included in the Borrowing Base, with or without servicing rights; pledge Pledged Loans to the extent permitted under the Credit Agreement; sell servicing rights; and enter into, exercise rights under, perform, modify, waive and cancel any Take-Out Commitments.

        (f) Following the occurrence of an Event of Default or Default, the Collateral Agent shall not, and shall incur no liability to the Company or any other Person for refusing to, release any item of Collateral to the Company or any other Person (other than under existing Approved Take-out Commitments) without the express prior written consent and at the direction of the Lender.

         10. Release of Collateral. (a) No later than the close of business of the Collateral Agent on the second Business Day following the delivery by the Company to the Collateral Agent (with a copy concurrently delivered to the Lender) of a Release Request, the Collateral Agent shall, unless prohibited by law or judicial process binding upon the Collateral Agent and unless a Default or Event or Default shall have occurred and be continuing, unconditionally release Excess Collateral (as defined below) from the Lien of the Collateral Agent and the Lender hereunder.

         (b) For purposes of this Section 10, the term "Excess Collateral" shall mean at any date, Pledged Loans included as Collateral hereunder at such date which, if released, would not result in a failure of the Company to be in compliance with the requirements of the Credit Agreement and Section 6 above. The Collateral Agent shall be entitled to rely, without independent investigation of the correctness thereof, on the most recent information supplied to it by the Lender with respect to Aggregate Credit Exposure and, with respect to the outstanding principal balance of Pledged Loans, on the most recent information supplied to it by the Company in making any determination regarding Excess Collateral pursuant hereto. The Collateral Agent may, in the discretion of and upon direction of the Lender to do so, select those Pledged Loans which it will release pursuant to subsection (a) above, it being expressly acknowledged and agreed by the Company that the Collateral Agent and Lender intend to retain a Lien hereunder on Pledged Loans which they deem of the highest value. The Collateral Agent and the Lender will from time to time establish the general parameters of the approach to such selection process which they anticipate following but the Collateral Agent and the Lender reserve the right to act in their sole discretion in making such selection and shall have no liability to the Company or any other Person in connection with any actual selection and subsequent release other than such as constitutes gross negligence or willful misconduct on their part.

         11. Reports. (a) The Company shall deliver to the Collateral Agent on or before the 15th of each month a copy of a status report of the Collateral reasonably satisfactory to the Collateral Agent as of the close of business on the last day of the immediately preceding month.

         (b) The Collateral Agent shall deliver to the Company and Lender: (1) on or before 5 days following receipt by it of the report referred to in Section 11(a) above, a collateral report in the form of that attached hereto as Exhibit G with respect to the status of the Borrowing Base as of the date of the most recent Borrowing Base Certificate provided by the Company pursuant to the Credit Agreement, and (2) from time to time, such other reports and information as the 1.61

Lender may from time to time reasonably request. In preparing any such reports the Collateral Agent shall be entitled to rely, without independent investigation (other than the review steps described on Exhibit A hereto), on information supplied to the Collateral Agent by the Company and the Lender.

         12. No Reliance. The Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties contained herein or in any other Loan Document; or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, accuracy, completeness or sufficiency of the Collateral or this Agreement or other Loan Document or instruments executed and delivered, or which could have been executed or delivered, in connection with this Agreement or the other Loan Documents, including, without limitation, the attachment, creation, effectiveness or perfection of the security interest granted or purported to be granted hereunder in and to the Collateral or the Company's or Collateral's compliance with federal or state licensing requirements, usury, retail installment sales and consumer credit and protection laws and regulations. The Collateral Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement or any other Loan Document until the Co1lateral Agent shall have received the prior written consent of the Lender to such action.

         13. Costs and Expenses. The Company agrees to pay the fees, costs and expenses of the Collateral Agent in accordance with the terms of a written agreement between the Company and the Collateral Agent together with all other costs and expenses in connection herewith as provided in the Credit Agreement.

         14. Availability of Documents. The Lender and its agents, accountants, attorneys and auditors will be permitted during normal business hours at any time and from time to time upon reasonable notice to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all Collateral and to make copies thereof. Prior to the occurrence of an Event of Default, any such activity will be at the cost and expense of the Lender and following the occurrence of an Event of Default, all costs and expenses associated with the exercise by Lender of its rights under this Section 14 shall be promptly paid by the Company upon demand of the Lender.

         15. Covenants, Agreements, Representations and Warranties. So long as any Secured Obligations or any obligation to extend the same remain outstanding, the Company hereby covenants and agrees with, and represents and warrants to, the Lender that:

         (a) The Company is the sole lawful owner of the Collateral and has the sole right, power and lawful authority to deliver this Agreement and to perform each and all of the matters and things herein provided for.

         (b) The Company's chief executive office and chief place of business is at 355 NE 5th Avenue, Suite 4, Delray Beach Florida 33483, and the Company has no other executive offices or places of business other than 180 North Riverview, Suite 230, Anaheim Hills, California 92808. The Company will not maintain an executive office or place of business at a location other than those specified pursuant to the immediately preceding sentence without first providing the Collateral Agent and the Lender 30 days' prior written notice of its intent to do so; provided, however, that the Company will at all times maintain its chief executive office in the contiguous continental United States.

         (c) The Collateral and every part thereof is and will be free and clear of all security interests, liens, attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the security interest of the Collateral Agent therein and liens permitted under the Security Agreement. The Company will warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to the Collateral Agent or Lender.

         (d) Each Pledged Loan which is included at any time in the computation of the Borrowing Base, is an Eligible Mortgage Loan.

         (e) The Company will promptly pay when due all taxes, assessments, and governmental charges and levies upon or against the Company or its operations or the Collateral or any other property of the Company, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent foreclosure on or other realization upon the Collateral and preclude interference with the operation of the Company's business in the ordinary course, and the Company shall have established adequate reserves therefor.

         (f) The Company will not, without the Lender's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein except to the Collateral Agent or in connection with shipment of Pledged Loans under Approved Take-Out Commitments and as otherwise permitted under Section 9 above.

         (g) The Company will at all times allow the Lender or its representatives free access to and right of inspection of the premises of the Company and the Collateral. The Company will not remove the Collateral from its present location without the Lender's prior written consent (provided that it is understood and agreed that if for any reason Collateral is at any time kept or located at locations other than its present location or locations hereafter consented to by the Lender, the Collateral Agent shall nevertheless have and retain a security interest therein).

         (h) The Company agrees, at all times upon the request of the Collateral Agent or the Lender, to account fully for the Collateral and all proceeds thereof and further agrees, upon the occurrence and during the continuance of any Event of Default or Default, to promptly deliver to the Collateral Agent, in the form received, all Collateral or Proceeds thereof endorsed to the Collateral Agent as appropriate and accompanied by such assignments and powers, duly executed, as the Collateral Agent shall request and until so delivered all Collateral and Proceeds shall be held in trust for the Collateral Agent, separate from all other property of the Company and identified as the property of the Collateral Agent.

         (i) The Company has not invoiced Receivables or otherwise transacted business, and does not invoice Receivables or otherwise transact business, under any trade names or styles other than in its name indicated at the beginning hereof. The Company will not change its name or transact business under any trade name, in each case without first giving the Lender 30 days' prior written notice of its intent to do so.

         (j) The Company agrees to execute and deliver to the Lender and the Collateral Agent such further endorsements, agreements, financing statements and assignments or other instruments and documents and to do all such other things as the Collateral Agent or Lender may deem necessary or appropriate to assure the Lender its security interest and the priority thereof hereunder, including such financing statement or statements or amendments thereof or supplements thereto or other instruments as the Lender may from time to time require in order to comply with the Uniform Commercial Code as enacted in the State of Illinois and any successor statute(s) thereto (the "Code"). The Company agrees to promptly deliver to the Collateral Agent all originals of Collateral or proceeds constituting chattel paper or instruments. The Company hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Collateral Agent without notice thereof to the Company wherever the Collateral Agent in its sole discretion desires to file the same. In the event for any reason the law of any other jurisdiction than Illinois becomes or is applicable to the Collateral or any part thereof, the Company agrees to execute and deliver all such instruments and to do all such other things as the Collateral Agent or Lender in its sole discretion deems necessary or appropriate to preserve, protect and enforce the security interest of the Collateral Agent under the law of such other jurisdiction to at least the same extent as such security interest would be protected under the Code. The Collateral Agent shall, after an Event of Default shall have occurred hereunder and while continuing, have the right to take physical possession of any and all of the Collateral and to maintain such possession on the Company's premises or to remove the Collateral or any part thereof to such other places as the Collateral Agent may desire. If the Collateral Agent exercises its right to take possession of the Collateral, the Company shall, upon Collateral Agent' demand, assemble the Collateral and make it available to the Collateral Agent at a place designated by the Collateral Agent. The Company shall at its expense perform any and all other steps requested by Collateral Agent to preserve and protect the security interest hereby granted in the Collateral.

         (k) The Company will not, except as permitted under Section 16(a) hereof, modify, compromise, extend, rescind or cancel any note, mortgage, deed of trust or other document, instrument or agreement relating to any Pledged Loan pledged under this Security Agreement or consent to a postponement of strict compliance on the part of any party thereto with any material term or provision thereof.

         (1) The Company will do all things that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral.

         (m) On failure of the Company to perform any of the covenants and agreements herein contained, the Lender or the Collateral Agent may at its option perform the same and in so doing may expend such sums as the Lender or the Collateral Agent may deem advisable in the performance thereof, including without limitation the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims and all other expenditures which the Lender or the Collateral Agent may be compelled to make by operation of law or which the Lender or the Collateral Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Company immediately without notice or demand, shall constitute additional Secured Obligations hereunder and shall bear interest from the date said amounts are expended at the rate per annum
(computed on the basis of a year of 360 days for the actual number of days elapsed) determined by adding _% to the Domestic Rate with any change in such rate per annum as so determined by reason of a change in such Domestic Rate to be effective on the date of such change in said Domestic Rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Lender or the Collateral Agent on behalf of the Company, and no such advancement or expenditure therefor, shall relieve the Company of any default under the terms of this Agreement or in any way obligate the Lender or the Collateral Agent, or the Lender to take any further or future action with respect thereto. The Lender or the Collateral Agent in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Collateral Agent in performing any act hereunder shall be the sole judge of whether the Company is required to perform the same under the terms of this Agreement. The Collateral Agent or the Lender are each authorized to charge any depository or other account of the Company maintained with the Collateral Agent or Lender for the amount of such sums and amounts so expended by the Collateral Agent.

        16.     Collection of Collateral Payments.

         (a) The Company shall make collection of all Pledged Loans, Receivables, Dealer Claims and any other sums due with respect to the Collateral (collectively, "Collateral Payments") unless notified to the contrary by the Collateral Agent after the occurrence and during the continuance of any Default or Event of Default and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof and of any separate written agreements between the Company and the Lender; provided that, other than in the ordinary course of the Company's business and consistent with practices historically observed by it, the Company shall not, without the prior written consent of the Lender, grant any extension of the time of payment of any Collateral Payment, compromise or settle any Collateral Payment for less than the full amount thereof, release (in whole or in part) any person or property liable for the payment thereof or granted as collateral security therefor, or allow any credit or discount whatsoever thereon.

         (b) Upon the occurrence of any Default or Event of Default hereunder, all instruments (including any postdated checks) at any time constituting part of the Collateral Payments shall, upon receipt by the Company and request by the Collateral Agent or the Lender, be immediately endorsed to and deposited with the Collateral Agent in the same form as received by the Company. Upon the occurrence and during the continuation of any Default or Event of Default hereunder, whether or not the Collateral Agent has exercised any or all of its rights under other provisions of this Section 16, in the event the Collateral Agent requests the Company to do so:

              (i) all chattel paper at any time constituting part of the Collateral Payments shall, upon receipt by the Company, be immediately endorsed to and deposited with the Collateral Agent; and/or

              (ii) the Company shall instruct all customers and account debtors to remit all payments in respect of Collateral Payments to a lock box or lock boxes under the sole custody and control of the Collateral Agent and which are maintained at post offices selected by the Collateral Agent.

         (c) Upon the occurrence and during the continuation of any Default or Event of Default hereunder, whether or not the Collateral Agent has exercised any or all of its rights under other provisions of this Section 16, the Collateral Agent or its designee may notify account debtors or others at any time that Collateral Payments have been assigned to the Collateral Agent or of the Collateral Agent' security interest therein and either in its own name, or the name of the Company, or both, demand, collect (including, without limitation, through a lock box analogous to that described in Section 16(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Collateral Payments, and in the Collateral Agent's discretion file any claim or take any other action or proceeding which Collateral Agent may deem necessary or appropriate to protect and realize upon the security interest of Collateral Agent in the Collateral Payments.

         (d) Upon the occurrence and during the continuation of any Default or Event of Default hereunder, the Collateral Agent may, at any time or times thereafter, cause all instruments, chattel paper, monies or other proceeds of Pledged Loans, Receivables, Dealer Claims or other Collateral Payments transmitted to or otherwise received by the Collateral Agent pursuant to any of the provisions of Sections 16(a), 16(b) or 16(c) hereof to be deposited, handled and administered by the Collateral Agent in and through the Remittance Account (or other accounts maintained by the Collateral Agent at a commercial bank or banks selected by the Collateral Agent) and the Company acknowledges that the maintenance of such Remittance Account or accounts by the Collateral Agent is solely for the Collateral Agent's own convenience and that the Company does not have any right, title. or interest therein or any amounts at any time standing to the credit thereof. When final payment of checks, instruments or other items so received by the Lender as collections of the Collateral Payments have been received by the Collateral Agent in cash or final solvent credits at its principal office, acceptable to the Collateral Agent as such, the same shall be given to the Lender and applied in payment of the Secured Obligations, whether or not then due and payable, in such amounts, in such manner and order. as set forth in the Credit Agreement (provided, however, that the Collateral Agent may at the Lender's direction credit uncollected funds in payment of the Secured Obligations, provided further that the Company shall be liable for and pay upon demand any overdraft caused thereby, together with interest thereon at the Default Rate). Neither the Collateral Agent nor the Lender shall be required to make such applications more frequently than once per week.

         17. Power of Attorney. In addition to any other powers of attorney contained herein, the Company appoints the Lender and the Collateral Agent and each of them individually their respective nominees, or any other person whom the Lender or the Collateral Agent may designate as the Company's attorney in fact, with full power (i) to endorse the Company's name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Lender' or the Collateral Agent's possession and (ii) to sign the Company' name on drafts against customers, on schedules and assignments of Collateral payments, on notices of assignment and on public records, on verifications of accounts, and on notices to customers, to notify the post office authorities to change the address for delivery of the Company's mail to an address designated by the Lender or Collateral Agent, and to receive, open and dispose of all mail addressed to the Company, provided that the Lender and the Collateral Agent each agrees, as a special covenant, to exercise such rights set forth in clauses (i) and (ii) only upon the occurrence and during the continuance of an Event of Default hereunder. The Collateral Agent or the Lender may send requests for verification of Collateral Payments to customers or account debtors, and do all things necessary to carry out this Agreement. The Company hereby ratifies and approves all acts of any such attorney and agrees that neither the Collateral Agent, the Lender nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured Obligations have been fully satisfied and the commitments of the Lender to extend credit to the Company under the Credit Agreement have terminated. The Lender may file one or more financing statements disclosing its security interest in any or all of the Collateral without the Company's signature appearing thereon. The Company also hereby grants the Lender and the Collateral Agent a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of the Company without notice thereof to the Company, which power of attorney is coupled with an interest and is irrevocable until the Secured Obligations have been fully satisfied and the commitments of the Lender to extend credit to the Company under the Credit Agreement have terminated.

          18.    Defaults and Remedies.

         (a) The occurrence of any event or the existence of any condition which is specified as an Event of Default or Default under the Credit Agreement shall constitute an "Event Of Default" or "Default" hereunder.

         (b) Upon the occurrence and during the continuation of any Event of Default hereunder, the Lender shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the Code (regardless of whether the Code is the law of the jurisdiction where the rights or remedies are asserted), and further the Lender may, without demand and without advertisement or notice, all of which the Company hereby waives, at any time or times, sell and deliver any or all Collateral held by it or the Collateral Agent or for its public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its sole discretion. In addition to all other sums due the Collateral Agent or the Lender hereunder, the Company shall pay the Collateral Agent and the Lender all costs and expenses incurred by the Collateral Agent or the Lender, including a reasonable allowance for attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or Secured Obligations or in the prosecution or defense of any action or proceeding by or against the Collateral Agent, the Lender or the Company concerning any matter arising out of or connected with this Agreement or the Collateral or Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code. Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Company at the mailing address shown at the beginning hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Collateral Agent or the Lender may be the purchaser at any such sale. The Company hereby waives all of its rights of redemption from any such sale. Subject to the provisions of applicable law, the Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Lender may further postpone such sale by announcement made at such time and place.

         (c) Failure by the Lender or the Collateral Agent to exercise any right, remedy or option under this Agreement or any other agreement between the Company and the Lender or the Collateral Agent or provided by law, or delay by the Lender or Collateral Agent in exercising the same, shall not operate as a waiver; no waiver by the Collateral Agent shall be effective unless it is in writing, signed by the Lender or the Collateral Agent at the direction of the Lender and then only to the extent specifically stated. For purposes of this Agreement, a Default or Event of Default hereunder shall be construed as continuing after its occurrence until the same is waived in writing by the Lender. Neither the Collateral Agent, nor the Lender, nor any party acting as attorney for the Collateral Agent or the Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Lender and the Collateral Agent under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Collateral Agent or the Lender may have.

        19. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Lender or Collateral Agent shall, (if received by the Collateral Agent in cash or its equivalent be transmitted to the Lender and applied by the Lender in reduction of the Secured Obligations as set forth in
Section 3.3 of the Credit Agreement except as otherwise expressly provided herein. The Company shall remain liable to the Collateral Agent and the Lender for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Company or to whomsoever the Lender reasonably determine to be lawfully entitled thereto.

        20. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Secured Obligations, both for principal and interest, have been fully paid and satisfied and any Commitment of the Lender to extend any credit to the Company under the Credit Agreement shall have terminated. Upon such termination of this Agreement, the Lender shall, upon the request and at the expense of the Company, forthwith release all its liens and security interests hereunder.

        21.    The Collateral Agent.

        (a) The Lender hereby appoints the Collateral Agent as the agent for the Lender hereunder and under the other Loan Documents and authorizes the Collateral Agent as its agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated thereto by the terms of this Agreement, together with such other powers as are reasonably incidental thereto and which the Collateral Agent is expressly directed to undertake by the Lender. The Collateral Agent shall have no duties or responsibilities except those expressly set forth herein, and no implied covenants, responsibilities, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Collateral Agent.

        (b) Delegation of Duties. The Collateral Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care which are reasonably acceptable to the Lender and the Company.

         (c) Exculpatory Provisions. Neither the Collateral Agent nor any of its officers, directors, employees, agents, counsel, attorneys-in-fact or Affiliates shall be (1) liable to the Lender, or the Company for any action taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except for its or such Person's own negligence, lack of good faith or willful misconduct), or (2) responsible in any manner to either of the Lender or the Company for: (i) any recitals, statements, representations or warranties made by the Company or any officer thereof contained in the Loan Documents or in any certificates, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, the Loan Documents (except such as are prepared by the Collateral Agent and, then, only to the extent the Collateral Agent is responsible for verification of the accuracy and completeness of the information contained therein or the facts upon which such information is based as expressly provided herein) or for the value, validity, effectiveness, genuineness, enforceability, collectibility or sufficiency of the Loan Documents or for any failure of the Company to perform its obligations thereunder or (ii) any action taken or omitted to be taken by the Collateral Agent with respect to the Collateral in accordance with written instructions given as permitted under the Loan Documents, or (iii) assuring compliance of the Loan Documents and the transactions contemplated by the Loan Documents with any law or regulation binding on such Person, it being expressly acknowledged, agreed and understood that each such Person has obtained independent advice satisfactory to it in all such respects. The Collateral Agent shall be under no obligation to the Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Loan Documents (other than agreements required to be complied with by the Collateral Agent thereunder and subject to the standards of care set forth therein with respect thereto) or to inspect the properties, books or records of the Company. The Collateral Agent shall be entitled to refrain from exercising any discretionary powers or actions under this Agreement or any other Loan Document until it shall have received the prior written consent of the Lender to such action.

         (d) Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certification, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first receive such advice or concurrence of the Lender or it shall first be indemnified to its satisfaction by the Lender against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any action (other than liability and expense arising out of the Collateral Agent's negligence, lack of good faith, or willful misconduct). The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with a request of the Lender absent negligence, lack of good faith or willful misconduct on the part of the Collateral Agent in the method in which it acts or refrains from acting in accordance therewith, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lender.

         (e) Notice of Default; Agreement to Advance. The Collateral Agent shall be deemed to have no knowledge or notice of the occurrence of any Event of Default or Default under the Credit Agreement or any other Loan Document unless the Collateral Agent has received notice from the Lender or the Company referring to the Loan Documents, describing such Event of Default or Potential Default and stating that such notice is a "notice of default". In the event that the Collateral Agent receives such a notice, the Collateral Agent shall give notice thereof to the Company and the Lender. The Collateral Agent shall take such action with respect to such Event of Default or Potential Default as is set forth in Section and as shall be reasonably directed by the Lender; provided, however that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action or refrain from taking such action (in each case consistent with the provisions of the Loan Documents), with respect to such Event of Default or Loan Default, as it shall deem advisable in the best interest of the Lender.

         (f) Indemnification. The Company agrees to indemnify, defend and hold harmless the Collateral Agent in its capacity as such and its agents, employees, officers and directors from and against any and all claims, obligations, penalties, actions, suits, judgments, reasonable costs and disbursements, losses, liabilities and damages (including, without limitation, reasonably attorneys' fees) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by the Collateral Agent in any way resulting from any action taken or omitted to be taken by the Lender (so long as the Lender is entitled to indemnification for such acts or omissions from the Company under the Credit Agreement) or the Company relating to or arising out of the Loan Documents or any documents contemplated by or referred to therein or the transactions contemplated thereby; provided, however, that this Paragraph shall not relieve the indemnified party from liability for its own negligence, lack of good faith or wilful misconduct. The Collateral Agent agrees that it will promptly notify the Company of any such claim, action or suit asserted or commenced against it and that the Company may assume the defense thereof with counsel reasonably satisfactory to the Collateral Agent at the Company's sole expense, that the Collateral Agent will cooperate with the Company on such defense, and that the Collateral Agent will not settle any such claim, action or suit without the consent of the Company; provided, however, that in the event the Collateral Agent is not reasonably satisfied with such defense, the Collateral Agent after reasonable notice to the Company and their failure to cure, may assume such defense with counsel satisfactory to the Collateral Agent and the Company shall be responsible for the reasonable expense thereof. The Lender agrees to indemnify and hold harmless the Collateral Agent in its capacity as such to the extent required by the Company pursuant to the terms hereof and without limiting the obligation of the Company to do so. The indemnification obligations of the Company and the Lender under this Section 1 shall survive termination of the Loan Documents and payment in full of the Obligations; provided, that the Collateral Agent shall only be entitled to claim such indemnity based on circumstances specified in a written request submitted to the Company not later than ninety (90) days after the repayment in full of the outstanding Loans.

         (g) Collateral Agent in Its Individual Capacity. The Collateral Agent and its Affiliates may take loans to, accept deposits from and generally engage in any kind of business with the Company as though the Collateral Agent were not the Collateral Agent hereunder.

         (h) Successor Agents. The Collateral Agent may resign as such under the Credit Documents upon sixty (60) days' prior written notice to the other parties hereto. The Company may upon sixty (60) days' prior notice remove and discharge the Collateral Agent, or any successor Collateral Agent thereafter appointed, from the performance of its duties under this Agreement by written notice from the Company to the Collateral Agent or the successor Collateral Agent, with copies thereof to the Company. If the Collateral Agent shall resign or is removed by the Lender, then, on or before the effective date of such resignation or removal, the Lender shall appoint a successor agent reasonably acceptable to the Company (after prior consultation with the Company) or, if the Lender is unable to appoint a successor agent, the Collateral Agent (after prior consultation with the Company) shall appoint a successor agent for the Administrative Agent, which successor agent shall be reasonably acceptable to the Company. If the Collateral Agent is removed by the Company, then, or before the effective date of such removal, the Company shall appoint a successor agent reasonably acceptable to the Lender (after prior consultation with the Lender) or if the Company is unable to appoint a successor agent, the Collateral Agent (after prior consultation with the Lender shall appoint a successor agent for the Company, which successor agent shall be reasonably acceptable to the Lender. Any such successor agent so appointed shall succeed to the rights, powers and duties of the Collateral Agent, and the term "Collateral Agent" shall mean such successor agent effective upon its appoint, and the former Collateral Agent's rights, powers and duties shall be terminated without any other or further act or deed on the part of such former Collateral agent or any of the parties to this Agreement or any of the other Loan Documents or successors thereto. Upon such appointment, the resigned or removed Collateral Agent will deliver all Collateral to the successor Collateral Agent and take all other steps deemed necessary by the Lender to vest the successor Collateral Agent with all rights, titles, and powers given to the Collateral Agent hereunder. The Company shall,
(i) promptly upon removal of Collateral Agent, pay to the Collateral Agent any accrued and unpaid fees which may be owing to it and (ii) upon request from the Collateral agent (provided such request is submitted to the Company no later than ninety (90) days after removal of the Collateral Agent), pay to the Collateral Agent any reasonable fees incurred in conjunction with such removal. After the Collateral Agent's resignation hereunder, the provisions of this
Section 21 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent hereunder.

       22.     Miscellaneous.

        (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Company, its successors and assigns and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Lender and their successors and assigns; provided, however, that the Company may not assign its rights or delegate its duties hereunder without the Collateral Agent's and under's prior written consent. The Company hereby releases the Lender and the Collateral Agent from any liability for any act or omission relating to the Collateral or this Agreement, except the Lender's or Collateral Agent's, as appropriate, gross negligence or willful misconduct.

       (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be given and deemed to have been made if given in accordance with the provisions of Section 9.6 of the Credit Agreement, addressed as follows: If to the Company or the Lender at the addresses specified in Section 9.6 of the Credit Agreement.

     If to the Collateral Agent:

           First Union Bank of North Carolina, N.A.
           One First Union Center
           TW-6
           Charlotte, NC 28288
           Attention: Marty Froelick
           Telephone: 704-383-1761
           Telecopy: 704-374-7102

         (c) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

         (d) This Agreement shall, to the extent permitted by applicable law, be deemed to have been made in the State of Illinois and shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of laws. All terms which are used in this Agreement which are defined in the Code shall have the same meanings herein as said terms do in the Code unless this Agreement shall otherwise specifically provide. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

         (e) The Company, by its execution hereof, acknowledges and agrees that it is and remains liable for the performance of any and all of its obligations under the Collateral to the same extent as though this Agreement had not been made. The Company acknowledges that this Agreement constitutes an assignment of rights of the Company and not an assignment of any duties or obligations of the Company with respect to the Collateral, it being understood that neither the Collateral Agent nor the Under shall in any manner be responsible for the performance of any such duties or obligations.

        (f) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all together one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed of the date first above written.



                                             WESTMARK MORTGAGE CORPORATION

                                             By:/s/ Mark Shaftlein
                                                --------------------------
                                                Its:  Mark Shaftlein
                                                      President


         Accepted and agreed to in Chicago, Illinois as of the date first above written.



                                            FIRST UNION BANK OF NORTH CAROLINA,
                                            N.A., as Collateral Agent


                                            By: /s/ illegible
                                              ------------------------------
                                              Its: illegible




                                            HOUSEHOLD FINANCIAL SERVICES, INC.


                                             By: /s/ Michael M. Forester
                                                ------------------------------
                                               Michael M. Forester
                                               Its: Vice President

                              Schedule of Exhibits
                                       to
                               Security Agreement

EXHIBIT      DOCUMENT
-------      --------

A    Required Review Steps
B    Form of Trust Receipt
C    Trust Receipt Procedures
D    Form of Shipping Request
E    Form of Whole Loan Sale Transmittal Letter
F    Form of Transmittal for Pool Formation
G    Form of Collateral Report

                                    Exhibit A
                             Required Review Steps


A. Mortgage Loans

       1. All submitted documents, including the report and certificate of the Company accompanying the pledged Mortgage Loans are consistent as to borrower name, property address, loan face amount, loan interest rate, loan term and Company loan number.

       2. The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust, such copy bears what appears to be a reproduction of such signature or signatures.

       3. Except for (a) the endorsement to Company of the note in the event such loan was purchased by Company and (b) the endorsement in blank of the note by Borrower, neither the note, the mortgage/deed of trust, nor the assigmnent(s) of the mortgage/deed of trust contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

       4. The note is endorsed in blank and such endorsement bears an original signature of an authorized officer of Company, based on the current list of such officers supplied by Company.

       5. The assignment of the mortgage/deed of trust bears an original signature of an authorized officer of Company, based on the current list of such officers supplied by Company.

                                    Exhibit B

                              Form of Trust Receipt
                           Date _______________, 19__



         The undersigned, Westmark Mortgage Corporation, a ____________________ corporation (the "Company"), acknowledges receipt from First Union Bank of North Carolina, acting as agent, bailee and custodian (in such capacity "Collateral Agent") for the exclusive benefit of the Lender (as such term is defined in the Security Agreement) pursuant to the Security Agreement (as those terms and capitalized terms not otherwise defined herein are defined in that certain Security and Collateral Agency Agreement dated as of ____________, 1997, among the Lender, the Company, and the Collateral Agent, or from its duly appointed sub-agent, of the following described documentation for the identified Mortgage Loans (the "Collateral Documents"), possession of which is herewith entrusted to the Company solely for the purpose of correcting documentary defects relating thereto:

                                                         Loan Document
Borrower Name      Loan Number         Note Amount         Delivered
-------------      -----------         -----------       -------------

         It is hereby acknowledged that a security interest pursuant to the Illinois Uniform Commercial Code in the Collateral hereinabove described and in the Proceeds of said Collateral has been granted to under pursuant to the Security Agreement.

         The Company hereby represents and warrants that (a) the unpaid principal amount of the Mortgage Loans the Collateral Documents for which are requested to be released hereunder when added to the unpaid principal amount of all other Mortgage Loans included in the computation of the Borrowing Base the Collateral Documents for which have been similarly released does not exceed $__________________ and (b) no Default or Event of Default has occurred under the Credit Agreement.

         In consideration of the aforesaid delivery by Collateral Agent (or by its duly appointed sub-agent), the Company hereby agrees to hold said Collateral in trust for Collateral Agent on behalf of the Lender as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral to Collateral Agent no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day.


                                        WESTMARK MORTGAGE CORPORATION

                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                                    Exhibit C
                            Trust Receipt Procedures


The Company and Collateral Agent will adhere to the following procedures with respect to trust receipts:

Collateral Agent will maintain all original trust receipts in a vault, drawer or other suitable depositary maintained and controlled solely by Collateral Agent.

                                    Exhibit D

                            Form of Shipping Request
     (For Delivery In Connection With Pooled Loan Sales or Securitizations)



Date:________________________

First Union National Bank of North Carolina, as Collateral Agent
_____________________________
_____________________________
Attention:___________________

       This letter is to serve as authorization for you to endorse and ship the following loans:

         Loan Number          Borrower Name                      Note Amount
         -----------          -------------                      -----------

to the following address under Take-Out Commitment # _______ (the "Commitment"):

Name:__________________________
Address:_______________________
        _______________________
Attention:_____________________

        Please endorse the notes as follows:

         Please ship the loan documents either by _______________________ or by such other courier service as we have designated to you as "approved". The courier shall act as an independent contractor bailee acting solely on your behalf as Collateral Agent for the Lender under (and as defined in) that certain Security and Collateral Agency Agreement dated as of ______________, 1997, as the same may be amended, extended or replaced from time to time, but we acknowledge and agree that you are not responsible for any delays in shipment or any other actions or inactions of the courier; however, because the Commitment expires on ________________, 199_, we ask that you deliver the loan documents to the courier no later than ___________, 199_.

       We hereby certify that the net proceeds to be received by us from the transaction contemplated by the Commitment are not less than $_________________.

         Please have the courier bill us by using our acct. #__________________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call _________________.



WESTMARK MORTGAGE CORPORATION



By_________________________________
Name:______________________________
Title:_____________________________

                                   Exhibit E



Form of Loan Sale Transmittal Letter
[Letterhead of Collateral Agent]
Date:________________________



[Approved Investor]
_________________________
_________________________


Re:    Westmark Mortgage Corporation:

Sale of Mortgage Loans

         Attached please find those mortgage loans listed separately on the attached schedule ("Mortgage Loans"), which Mortgage Loans are owned by Westmark Mortgage Corporation (the "Company") and are being delivered to you for purchase.

         The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined in) that certain Security and Collateral Agency Agreement (the "Security Agreement") dated as of _______, 1997, as the same may from time to time be amended by and among the Company, the Collateral Agent and the Lender thereunder. Each of the Mortgage Loans is subject to a security interest in favor of for whom we act as collateral agent for the benefit of the Lender
(the Lender and the Collateral Agent are hereinafter referred to as the "Secured Parties"), which security interest shall be automatically released upon your remittance of the full amount of the required Release Price of such Mortgage Loans (as set forth on the schedule attached hereto) (the "Release Price") by wire transfer to the following account maintained for the benefit of the
Company:



                    wire instructions to remittance account:
                    _______________________________________
                    _______________________________________
                    _______________________________________


         Pending your purchase of each Mortgage Loan and until the Release Price therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Collateral Agent at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Company except to the extent that such sales proceeds exceed the Release Price for such Mortgage Loan. The Mortgage Loan must be so returned or sales proceeds in an amount equal to the Release Price remitted in full no later than fourteen (14) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

Note: By accepting the Mortgage Loans delivered to you with this letter, you consent to be the custodian, agent and bailee for the Secured Parties on the terms described in this letter. The undersigned, as Collateral Agent, requests that you acknowledge receipt of the enclosed Mortgage Loans and this letter by signing and returning the enclosed copy of this letter to the undersigned; however, your failure to do so does not nullify such consent.

Sincerely,

WESTMARK MORTGAGE CORPORATION


By:        _________________________
Title:     _________________________
Address:   _________________________
           _________________________
Attention: _________________________

         The undersigned Company agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the Company instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by Collateral Agent.



_____________________________________, a ________________ corporation



By:____________________________
Title:_________________________
Address:_______________________


Acknowledgement of Receipt

[Approved Investor]


By:____________________________
Title:_________________________
Address:_______________________



Date:__________________________

                                    Exhibit F

                 Form of Transmittal Letter for Pool Formations
                          [Collateral Agent Letterhead]



[Certificating Custodian]

____________________________
____________________________

Re:____________________________


Shipment of Mortgage Loans for Pool Formation

         Attached please find those mortgage loans listed separately on the attached schedule ("Mortgage Loans"), which are owned by Westmark Mortgage Corporation (the "Company"), and are being delivered to you, as custodian/trustee (the "Certificating Custodian"), for certification in connection with the formation of a mortgage pool supporting the issuance of a mortgage-backed security (the "MBS") described as follows______________________.

         The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined in) that certain Security and Collateral Agency Agreement dated as of 1997, as the same may from time to time be amended by and among the Company, the Collateral Agent, and the Lender. Each of the Mortgage Loans is subject to a security interest in favor of Lender for whom we act as Collateral Agent for the benefit of the Lender (the Lender and the Collateral Agent are hereinafter referred to as the "Secured Parties"), which security interest shall be automatically released upon your remittance of the full amount of the required Release Price of such Mortgage Loans (as set forth on the schedule attached hereto) (the "Release Price") by wire transfer to the following account maintained for the benefit of the Company:


                    wire instructions to remittance account:
                    _______________________________________
                    _______________________________________
                    _______________________________________


         Pending issuance and sale of the MBS and until the Release Price therefor is received, the aforesaid security interest in each Mortgage Loan will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing the same as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for pool formation, return the rejected item directly to the undersigned, as Collateral Agent, at the address set forth below. Each Mortgage Loan must be so returned or proceeds from the sale of the MBS in an amount equal to the Release Price remitted in full no later than fourteen (14) days from the date hereof. In no event shall any Mortgage Loan be returned or proceeds relating thereto be remitted to the Company except to the extent that such proceeds exceed the Release Price for such Mortgage Loan. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

Note: By accepting the Mortgage Loans delivered to you with this letter, you consent to be the custodian, agent and bailee for the Secured Parties on the terms described in this letter. The undersigned, as Collateral Agent, requests that you acknowledge receipt of the enclosed Mortgage Loans and this letter by signing and returning the enclosed copy of this letter to the undersigned; however, your failure to do so does not nullify such consent.



Sincerely,

WESTMARK MORTGAGE CORPORATION


By:        _________________________
Title:     _________________________
Address:   _________________________
           _________________________
Attention: _________________________


         The undersigned Company agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the Company instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by the Collateral Agent.

_____________________________________, a ________________ corporation



By:____________________________
Name:__________________________
Title:_________________________


Acknowledgement of Receipt

(Approved Investor)


By:____________________________
Name:__________________________
Title:_________________________



Date:__________________________

                                    Exhibit G

                            Form of Collateral Report

                      Westmark Mortgage Corporation as of ___/___/___


 1. Unpaid principal amount of aggregate pledged Mortgage $________________ Loans as detailed on Schedule I hereto
 2. Less:
    (a) Mortgage Loans with a payment more than 30            $________________
        days past due _____________
    (b) Otherwise Ineligible__________
    (c) Included in Borrowing Base more than sixty
        (60) days_______
 3. Sum of Lines 2(a)-(c)                                     $________________
 4. Line 1 minus Line 3                                       $________________
 5. Line 4 x 100%                                             $________________